Summary Prospectus October 1, 2012; as amended on April 1, 2013	Stadion Core Advantage Portfolio Class A Shares (ETFRX), CUSIP 85235B202 Class C Shares (ETFZX), CUSIP 85235B400 Class I Shares (ETFWX), CUSIP 85235B608

Before you invest, you may want to review the Core Advantage Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Core Advantage Fund’s Prospectus, SAI and other information about the Fund online at http://www.stadionfunds.com/stadionfunds/resources/formsanddownloads. You can also get this information at no cost by calling (866) 383-7636 or by sending an email request stadion@alpsinc.com. The current Prospectus and SAI, dated October 1, 2012, amended April 1, 2013, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE
The investment objective of the Stadion Core Advantage Portfolio (the “Core Advantage Fund”) is to seek capital appreciation.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Core Advantage Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Class A shares of the Core Advantage Fund. More information about these and other discounts is available from your financial professional and in the Prospectus in the “Class A Shares” section beginning on page 63 and in the SAI in the “Additional Purchase and Redemption Information” section beginning on page 29.

Shareholder Fees (fees paid directly from your investment)
	Class A Shares	Class C Shares	Class I Shares
Maximum Sales Charge (Load)	6.75%	None	None
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the amount redeemed)	1.00%(1)	1.00%(2)	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class C Shares	Class I Shares
Management Fees	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.41%	0.87%	1.80%
Acquired Fund Fees and Expenses	0.17%	0.17%	0.17%
Total Annual Fund Operating Expenses(3)	2.08%	3.29%	3.22%
Management Fee Waivers and Expense Reimbursements(4)	0.02%	0.42%	1.35%
Total Annual Fund Operating Expenses After Management Fee Waivers and Expense Reimbursements(3)(4)	2.06%	2.87%	1.87%

(1)
In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within 18 months of purchase.

(2)	A 1.00% CDSC will be assessed on shares purchased on or after October 1, 2012 and redeemed within 12 months of purchase.
(3)
“Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Management Fee Waivers and Expense Reimbursements” will not correlate to the Core Advantage Fund’s Financial Highlights, which reflect the operating expenses of the Fund but do not include “Acquired Fund Fees and Expenses.”

(4)
Stadion Money Management, LLC (the “Advisor”) has entered into an Expense Limitation Agreement with the Core Advantage Fund under which it has contractually agreed to waive Management Fees and to assume other expenses of the Fund, if necessary, in an amount that limits annual operating expenses (exclusive of interest, taxes, brokerage commissions, extraordinary expenses, Acquired Fund Fees and Expenses and payments, if any, under a Rule 12b-1 Distribution Plan) of Class A, Class C and Class I shares to not more than 1.70% of the average daily net assets allocable to each Class of the Fund. The Expense Limitation Agreement is currently in effect until October 1, 2013. The Expense Limitation Agreement may be terminated by the Trust or the Advisor at the end of its then-current term upon not less than 90 days’ notice.

Example
This Example is intended to help you compare the cost of investing in shares of the Core Advantage Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Core Advantage Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the contractual agreement to waive Management Fees and reimburse expenses remains in effect only until October 1, 2013. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Assuming Redemption at End of Period

	1 Year	3 Years	5 Years	10 Years
Class A	$772	$1,187	$1,628	$2,845
Class C	$390	$974	$1,681	$3,557
Class I	$190	$866	$1,566	$3,429

Assuming No Redemption

	1 Year	3 Years	5 Years	10 Years
Class C	$290	$974	$1,681	$3,557

Portfolio Turnover
The Core Advantage Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Core Advantage Fund’s performance. During the most recent fiscal year, the Core Advantage Fund’s portfolio turnover rate was 826% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
To achieve its investment objective, the Core Advantage Fund invests primarily in an allocation of indexed investments and cash positions. Indexed investments include exchange-traded funds or ETFs (funds traded on securities exchanges that generally hold a portfolio of common stocks or bonds designed to correspond with the performance of a securities index or sector of an index), groups of securities related by index or sector made available through certain brokers at a discount brokerage rate (such as stock baskets, baskets of bonds or other index- or sector-based groups of related securities), and index-based mutual funds or other investment companies (collectively, “Indexed Investments”). Cash positions include cash and short-term, highly liquid investments such as money market mutual funds (“Cash Positions”).

In allocating the Core Advantage Fund’s assets, the Advisor uses a proprietary, technically driven asset allocation model to determine current risk in the broad equity markets (reflected in the Advisor’s model by a weighted average score) based on a number of technical indicators examined by the Advisor. The technical indicators examined by the Advisor are primarily focused on trend analysis, such as analysis of price trends (e.g., determining risk based on movements of market prices up or down), breadth trends (e.g., analyzing the ratio of the number of advancing stocks to declining stocks) and relative strength (i.e., comparing risk profiles of investment alternatives such as small cap vs. large cap or growth vs. value).

Based on its allocation model, the Advisor seeks to evaluate the risk levels for different markets and market sectors. For example, the Advisor will use the model to make a technical determination of the risk that different markets or market sectors will decline. The Advisor then seeks to participate in markets and market sectors with low risk scores by purchasing or increasing its exposure to Indexed Investments tracking applicable equity markets or market sectors, and seeks to divest investments in markets and market sectors with high risk scores by selling interests or reducing investment exposure in Indexed Investments tracking equity markets or market sectors in favor of fixed-income Indexed Investments or Cash Positions.

To participate in markets and market sectors, the Advisor’s investment philosophy emphasizes purchasing Indexed Investments, which the Advisor believes are a convenient way to invest in both broad market indexes (e.g., the S&P 500, Russell 2000, NASDAQ-100, MSCI EAFE, Barclays bond indexes, etc.) and market sector indexes (e.g., healthcare indexes, utilities indexes, real estate indexes, etc.). The Core Advantage Fund may invest up to 100% of its portfolio in Indexed Investments that have portfolios comprised of equity securities of domestic or foreign companies of any size in any sector. The Core Advantage Fund may also invest up to 100% of its portfolio in fixed-income Indexed Investments that have portfolios comprised of domestic or foreign corporate and/or government bonds issued by any size company, municipality or government body in any sector of any maturity or yield, provided that corporate debt obligations are “investment grade” securities rated in one of the four highest rating categories by any one or more nationally recognized rating agencies or, if not rated, are of equivalent quality in the opinion of the Advisor.

The Core Advantage Fund will generally invest as follows:

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The Core Position. Approximately 50% of the Core Advantage Fund’s assets will be invested in one or more broad-based equity or fixed-income Indexed Investments, such as the S&P 500 Index, the Russell 2000 Index, the S&P 400 Mid-Cap Index, the Dow Jones Industrial Index, the Barclays U.S. Aggregate Bond Index, and the EAFE (Europe, Australia and Far East) Index or market sector Indexed Investments, such as those tracking healthcare, utilities, real estate, financial, technology, consumer goods or other indexes (the “Core Position”). The mix of investments within the Core Advantage Fund’s Core Position may change frequently as the Advisor deems appropriate or necessary based upon its analysis and allocation models. However, through the Core Position, the Core Advantage Fund will be exposed to the performance of selected U.S. or international equity or debt markets as a whole, or sector indexes, regardless of market conditions or risk.

•
The Satellite Position. Approximately 50% of the Core Advantage Fund’s assets will be invested primarily in market sector Indexed Investments, fixed-income Indexed Investments, or Cash Positions using an allocation model and risk-based ranking system (the “Satellite Position”). The Satellite Position is not designed to hedge the Core Position; however, some investment positions may hedge, or have the effect of hedging, a portion of the Core Position from time to time. In addition, as part of its principal investment strategy, the Satellite Position of the Core Advantage Fund may invest up to 100% of its portfolio in Cash Positions.

The Core Advantage Fund’s Core Position will normally be fully invested and not in Cash Positions in order to blend the benefits of the market exposure gained through having approximately 50% of the Fund’s assets invested in broad-based equity or fixed-income market or market sector indexes in varying market conditions with the Satellite Position’s benefits of actively managing approximately 50% of the Fund’s assets using a market-sector, fixed-income and Cash Position rotation investing strategy.

As a result of its trading strategies, the Core Advantage Fund expects to engage in frequent portfolio transactions that will likely result in higher portfolio turnover than other mutual funds. Portfolio turnover is a ratio that indicates how often the securities in a mutual fund’s portfolio change during a year. A higher portfolio turnover rate indicates a greater number of changes, and a lower portfolio turnover rate indicates a smaller number of changes. Under normal circumstances, the anticipated portfolio turnover rate for the Core Advantage Fund is expected to be significantly greater than 100%.

The Core Advantage Fund is a “fund of funds.” The term “fund of funds” is typically used to describe mutual funds, such as the Core Advantage Fund, whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds.

PRINCIPAL RISKS
An investment in the Core Advantage Fund is subject to investment risks; therefore you may lose money by investing in the Fund. There can be no assurance that the Core Advantage Fund will be successful in meeting its investment objective. The Core Advantage Fund is best suited for long-term investors. Generally, the Core Advantage Fund will be subject to the following risks:

Market Risk: Market risk refers to the risk that the value of securities in the Core Advantage Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Advisor’s control, including fluctuation in interest rates, the quality of the Fund’s investments, economic conditions, and general equity market conditions. In a declining stock market, stock prices for all companies (including those in the Core Advantage Fund’s portfolio) may decline, regardless of their long-term prospects.

Management Style Risk: The share price of the Core Advantage Fund changes daily based on the performance of the securities in which it invests. The ability of the Core Advantage Fund to meet its investment objective is directly related to the ability of the Advisor’s allocation model to accurately measure market risk and appropriately react to current and developing market trends. There is no guarantee that the Advisor’s judgments about the attractiveness, value, and potential appreciation of particular investments in which the Core Advantage Fund invests will be correct or produce the desired results. If the Advisor fails to accurately evaluate market risk or appropriately react to current and developing market conditions, the Core Advantage Fund’s share price may be adversely affected.

Risks Related to “Fund of Funds” Structure: Under the Investment Company Act of 1940, the Core Advantage Fund may not acquire shares of an ETF or other investment company if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding shares unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the Securities and Exchange Commission that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. Accordingly, the 3% limitation may prevent the Core Advantage Fund from allocating its investments in the manner the Advisor considers optimal, or cause the Advisor to select an investment other than that which the Advisor considers optimal.

Since the Core Advantage Fund is a “fund of funds,” your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs or other investment companies. By investing in the Core Advantage Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. Furthermore, the use of the fund of funds structure could affect the timing, amount, and character of a fund’s distributions and therefore may increase the amount of your tax liability.

Risks Related to ETF NAV and Market Price: The market value of an ETF’s shares may differ from its net asset value (“NAV”). This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Core Advantage Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risks that the Core Advantage Fund’s NAV is reduced for undervalued ETFs it holds, and that the Fund receives less than NAV when selling an ETF).

Tracking Risk: Investment in the Core Advantage Fund should be made with the understanding that the Indexed Investments in which the Fund invests may not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the Indexed Investments in which the Core Advantage Fund invests may incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the Indexed Investments may, from time to time, temporarily be unavailable, which may further impede the Indexed Investments’ ability to track their applicable indices or match their performance.

Risks Related to Portfolio Turnover: As a result of its trading strategies, the Core Advantage Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other mutual funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional Fund expenses. High rates of portfolio turnover may lower the performance of the Core Advantage Fund due to these increased costs and may also result in the realization of short-term capital gains. If the Core Advantage Fund realizes capital gains when portfolio investments are sold, the Fund must generally distribute those gains to shareholders, increasing the Fund’s taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains that are taxed to shareholders at ordinary income tax rates.

Sector/Focused Investment Risk: Another area of risk involves the potential focus of the Core Advantage Fund’s assets in securities of a particular sector or issuers having similar characteristics. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Core Advantage Fund invests more heavily in a particular sector or focuses its investments in securities issued by entities having similar characteristics, the value of its shares may be more sensitive to any single economic, business, political or regulatory occurrence than a Fund that is more widely diversified. The sectors in which the Core Advantage Fund may invest in more heavily will vary.

Fixed Income Risk: There are risks associated with the potential investment of the Core Advantage Fund’s assets in fixed income investments, which include credit risk, interest rate risk, and maturity risk. These risks could affect the value of investments of the Core Advantage Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments. Additional information about fixed income risks can be found in the Core Advantage Fund’s SAI.

•
Credit Risk. The value of the Core Advantage Fund’s fixed income investments is dependent on the creditworthiness of the issuer. A deterioration in the financial condition of an issuer or a deterioration in general economic conditions could cause an issuer to fail to pay principal and interest when due.

•
Interest Rate Risk. The value of the Core Advantage Fund’s fixed income investments will generally vary inversely with the direction of prevailing interest rates. Generally when interest rates rise, the value of the Core Advantage Fund’s fixed income investments can be expected to decline.

•
Maturity Risk. The value of the Core Advantage Fund’s fixed income investments is also dependent on their maturity. Generally, the longer the maturity of a fixed income security, the greater its sensitivity to changes in interest rates.

Risks Related to Investments in Money Market Mutual Funds: Although a money market fund seeks to maintain the value of an investment at $1.00 per share, there is no assurance that it will be able to do so, and it is possible to lose money by investing in a money market fund. The Core Advantage Fund will incur additional indirect expenses due to acquired fund fees and other costs to the extent it invests in shares of money market mutual funds.

Foreign Securities Risk: Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Core Advantage Fund, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additional information about foreign securities risk can be found in the Core Advantage Fund’s SAI.

Small and Medium Capitalization Companies Risk: The Core Advantage Fund may, at any given time, invest a significant portion of its assets in securities of small capitalization companies (i.e. companies with less than $1 billion in capitalization) and/or medium capitalization companies (i.e., companies with between $1 billion and $5 billion in capitalization). Investing in the securities of small and medium capitalization companies generally involves greater risk than investing in larger, more established companies. The securities of small and medium companies usually have more limited marketability and therefore may be more volatile and less liquid than securities of larger, more established companies or the market averages in general. Because small and medium capitalization companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Small and medium capitalization companies often have limited product lines, markets, or financial resources and lack management depth, making them more susceptible to market pressures. Small and medium capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies. The foregoing risks are generally increased for small capitalization companies as compared to companies with larger capitalizations.

Large Capitalization Companies Risk: Large capitalization companies (i.e., companies with more than $5 billion in capitalization) may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

PERFORMANCE SUMMARY

The bar chart and performance table that follow provide some indication of the risks and variability of investing in the Core Advantage Fund. The bar chart shows changes in the performance of the Fund’s Class A shares for each full calendar year since their commencement of operations. Each Class of shares would have substantially similar annual returns and would differ only to the extent that each Class has different expenses. The impact of sales charges is not reflected in the bar chart; if reflected, returns would be less than those shown. The performance table shows how the average annual total returns of the Core Advantage Fund’s Class A shares compare with broad measures of market performance. How the Core Advantage Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available at www.stadionfunds.com or by calling 1-866-383-7636.

Calendar Year Returns Class A Performance

•	During the periods shown in the bar chart above, the highest return for a calendar quarter was 13.12% (quarter ended September 30, 2009).
•	During the periods shown in the bar chart above, the lowest return for a calendar quarter was -12.46% (quarter ended December 31, 2008).
•	The 2012 calendar year-to-date total return for Class A shares was 5.49% through June 30, 2012.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not applicable to investors who hold shares of the Core Advantage Fund through tax-deferred arrangements, such as 401(k) plans or IRAs. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary to the extent that each class has different expenses.

Average Annual Total Returns (for periods ended December 31, 2011)
	1 Year	5 Years	Since Inception of Class*
Class A Shares
Return Before Taxes	-13.52%	-1.48%	-0.08%
Return After Taxes on Distributions	-14.50%	-1.86%	-0.45%
Return After Taxes on Distributions and Sale of Fund Shares	-8.22%	-1.37%	-0.18%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	2.11%	-0.25%	1.23%
80% S&P 500 Index/20% Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.45%	1.36%	2.56%
Class C Shares
Return Before Taxes	-8.86%	—	2.87%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	2.11%	—	11.55%
80% S&P 500 Index/20% Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.45%	—	10.76%

	1 Year	5 Years	Since Inception of Class*
Class I Shares
Return Before Taxes	-7.90%	—	2.37%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	2.11%	—	11.69%
80% S&P 500 Index/20% Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.45%	—	10.95%

*	Class A Shares began operations on September 15, 2006, Class C Shares began operations on October 1, 2009 and Class I Shares began operations on May 28, 2010.

MANAGEMENT OF THE FUND
Stadion Money Management, LLC is the Core Advantage Fund’s investment adviser.

The Advisor employs a team of investment professionals responsible for the day-to-day management of the Core Advantage Fund’s investments. Its members are:

Name	Title with the Advisor	Length of Service to the Fund
Brad A. Thompson, CFA	Chief Investment Officer	Since 2009
Judson P. Doherty, CFA	President	Since 2006
Gregory L. Morris	Portfolio Manager	Since 2006
William McGough, CFA	Vice President – Portfolio Manager	Since April 2013

PURCHASE AND SALE OF FUND SHARES
Minimum Initial Investment
$1,000 for Class A and Class C shares; $500,000 for Class I shares.

Minimum Subsequent Investment
$250 for Class A and Class C shares; $5,000 for Class I shares.

General Information
You may purchase or redeem (sell) shares of the Core Advantage Fund on each day that the New York Stock Exchange is open for business. Transactions may be initiated by written request, by telephone or through your financial intermediary.

TAX INFORMATION
The Core Advantage Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Core Advantage Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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